U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01157	47-1290650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 23rd Floor, New York, NY 10166
(Address of principal executive offices, zip code)

(212) 332-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value Per Share	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special shareholder meeting (the “Meeting”) of Siguler Guff Small Business Credit Opportunities Fund, Inc. (the “Fund”) was held on October 30, 2019 to consider and vote on proposals (the “Proposals”) to liquidate and dissolve the Fund and to terminate its status as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The proposals presented at the Meeting are described in detail in the Fund’s definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on October 11, 2019.

On August 30, 2019, the record date for the Meeting, there were 100,000 shares of Common Stock, $.001 par value per share (the “Fund Shares”) of the Fund outstanding and entitled to vote. 100% of the Fund Shares are owned by Siguler Guff Small Business Credit Opportunities Fund, LP (the “Partnership”), the sole shareholder of the Fund. The Partnership in turn is owned by its limited partners (the “Limited Partners”). The Amended and Restated Agreement of Limited Partnership grants the Limited Partners pass-through voting rights, meaning that the Partnership may take no action as shareholder of the Fund without first securing the approval of the Limited Partners, with the same vote required of the Limited Partners as is required of the shareholder of the Fund. Accordingly, the approval of the Proposals required the prior approval of at least a majority of the outstanding Limited Partner interests in the Partnership (“Partnership Interests”).  The definitive Proxy Statement was delivered to the Limited Partners on October 14, 2019.

73.61% of the Partnership Interests were cast in favor of the Proposals, and no Partnership Interests were cast against or withheld for the Proposals. Consequently, the Partnership cast 73,610 Fund Shares (73.61% of all Fund Shares outstanding) in favor of the Proposals.  Pursuant to the plan of liquidation included in the Proposals, the Fund will now be liquidated and dissolved, its BDC status under the 1940 Act will be terminated, and the Fund will deregister and cease reporting under the Securities and Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SIGULER GUFF SMALL BUSINESS
CREDIT OPPORTUNITIES FUND, INC.

By:	/s/ Ilomai Kurrik
Ilomai Kurrik
Secretary and Chief Legal Officer

Date: November 1, 2019